SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 1, 1999
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                        ALL AMERICAN SEMICONDUCTOR, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



        0-16207                                           59-2814714
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(Commission File Number)                               (I.R.S. Employer
                                                      Identification No.)



16115 N.W. 52ND AVENUE, MIAMI, FLORIDA                                33014
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (305) 621-8282
                                                    --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On June 1, 1999, All American Semiconductor, Inc. (the "Company") announced that a one-for-five reverse stock split (the "Reverse Stock Split") of its outstanding shares of common stock, $.01 par value, was approved at the annual meeting of shareholders of the Company held on June 1, 1999. The Reverse Stock Split will be effective for trading in the Company's new common stock as of Wednesday, June 2, 1999. With the completion of the Reverse Stock Split the Company will have approximately 3,969,463 shares of common stock, $.01 par value, outstanding (including 32,141 shares held by a wholly-owned subsidiary of the Company), without taking into account the rounding up to the nearest whole share of any fractional interests resulting from the Reverse Stock Split.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit No.               Exhibit Description
                  -----------               -------------------
                      99                    Press release dated
                                            June 1, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ALL AMERICAN SEMICONDUCTOR, INC.


Date: June 1, 1999                  By:  /s/ HOWARD L. FLANDERS
                                         ---------------------------------
                                             Howard L. Flanders, Executive
                                             Vice President and Chief
                                             Financial Officer